                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement             [_] Confidential, for Use of the
                                                Commission Only (as permitted by
[X] Definitive Proxy Statement                  Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            V.I. TECHNOLOGIES, INC.
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1)  Title of each class of securities to which transaction applies:
  -----------------------------------------------------------------------------

  2)  Aggregate number of securities to which transaction applies:

  -----------------------------------------------------------------------------
  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  -----------------------------------------------------------------------------
  4)  Proposed maximum aggregate value of transaction:

  -----------------------------------------------------------------------------
  5) Total fee paid:

  -----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid:

  -----------------------------------------------------------------------------
  2)  Form, Schedule or Registration Statement No.:

  -----------------------------------------------------------------------------
  3)  Filing Party:

  -----------------------------------------------------------------------------
  4)  Date Filed:

  -----------------------------------------------------------------------------

                            V.I. TECHNOLOGIES, INC.

                                155 Duryea Road
                            Melville, New York 11747


                                                        April 20, 1999


Dear Stockholder:

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Meeting") of V.I. Technologies, Inc. which will be held at the Huntington Hilton, 598 Broadhollow Road, Melville, NY 11747 on Friday, May 21, 1999, at 10:00 am local time. I look forward to greeting as many of our stockholders as possible.

  Details of the business to be conducted at the Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

  Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed envelope so that your shares will be represented at the Meeting. If you so desire, you may withdraw your proxy and vote in person at the Meeting.

  We look forward to meeting those of you who will be able to attend the Meeting.


                                  Sincerely,

                                  /s/ John R. Barr

                                  John R. Barr
                                  President and Chief Executive Officer

                            V.I. TECHNOLOGIES, INC.

                                155 Duryea Road
                            Melville, New York 11747

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To be held Friday, May 21, 1999

To the Stockholders of V.I. TECHNOLOGIES, INC.:

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of V.I. Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Huntington Hilton, 598 Broadhollow Road, Melville, NY 11747 on Friday, May 21, 1999, at 10:00 am local time, for the following purposes:

     1. To elect three Class I Directors to serve until the 2002 Annual Meeting of Stockholders or until their successors are elected and qualified.

     2. To amend the Company's 1998 Director Stock Option Plan (the "1998 Director Plan") to increase the maximum number of shares of the Company's Common Stock for which options may be granted under the 1998 Director Plan from 89,445 shares to 150,000 shares.

     3. To amend the Company's 1998 Equity Incentive Plan (the "1998 Equity Plan") to increase the number of shares of the Company's Common Stock for which awards may be granted under the 1998 Equity Plan from 2,146,690 shares to 2,400,000 shares.

     4. To ratify the appointment of KMPG LLP as the Company's independent accountants for the current fiscal year.

     5. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on April 5, 1999 will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                              By Order of the Board of Directors

                              /s/ Jeffrey M. Regan

                              Jeffrey M. Regan, Secretary

April 20, 1999

     All stockholders are cordially invited to attend the Meeting. To ensure your representation at the Meeting, you are urged to mark, sign, and return the enclosed proxy card in the accompanying envelope, whether or not you expect to attend the Meeting. No postage is required if mailed in the United States. Any stockholder attending the Meeting may vote in person even if that stockholder has returned a proxy.


================================================================================
                            YOUR VOTE IS IMPORTANT
            TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE
                ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
                           ENCLOSED RETURN ENVELOPE.
================================================================================

                                PROXY STATEMENT

                                       OF

                            V.I. TECHNOLOGIES, INC.


General

  This Proxy Statement and Notice of Annual Meeting of Stockholders are being provided and the accompanying proxy is being solicited by the Board of Directors of V.I. Technologies, Inc. (the "Company") for use at the Company's 1999 Annual Meeting of Stockholders (the "Meeting") to be held at the Huntington Hilton, 598 Broadhollow Road, Melville, NY 11747 on Friday, May 21, 1999, at 10:00 am local time, or at any adjournment or postponement of the Meeting, for the purposes set forth in this Proxy Statement and the foregoing Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying proxy card are being mailed on or about April 20, 1999, to all stockholders entitled to notice of and to vote at the Meeting. The principal executive office of V.I. Technologies, Inc. is located at 155 Duryea Road, Melville, New York 11747 and the Company's telephone number is (516) 752-7314.

Solicitation

  The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company.
Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of common stock, $0.01 par value per share, of the Company (the "Common Stock") held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, and personal solicitation by Directors, officers and other regular employees of the Company. No additional compensation will be paid to Directors, officers or other regular employees for such services.

Record Date, Voting Rights and Outstanding Shares

  Only holders of record at the close of business on Monday, April 5, 1999, will be entitled to notice of, and to vote at, the Meeting. As of April 5, 1999, the Company had outstanding 12,413,357 shares of Common Stock. Each share of Common Stock is entitled to one vote on each proposal that will come before the Meeting. A majority of the outstanding shares of Common Stock will constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Revocability of Proxy and Voting of Shares

  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 155 Duryea Road, Melville, New York 11747, an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the Meeting and an election given to the Secretary of the Company to vote in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted (i) FOR the election of the Class I Directors described herein, (ii) FOR the amendment to the Company's 1998 Director Stock Option Plan (the "1998 Director Plan") to increase the maximum number of shares of the Company's Common Stock for which options may be granted under the 1998 Director Plan from 89,445 shares to 150,000 shares, (iii) FOR the amendment to the Company's 1998 Equity Incentive Plan (the "1998 Equity Plan") to increase the number of shares of the Company's Common Stock for which awards may be granted under the 1998 Equity Plan from 2,146,690 shares to 2,400,000 shares; (iv) FOR the ratification of the appointment of KMPG LLP as the Company's independent accountants for the current fiscal year, and (v) in accordance with the judgment of the proxies as to any other matter that may be properly brought before the Meeting or any adjournments or postponements thereof.

Stockholder Proposals

  The Company's Amended and Restated Bylaws require a stockholder who wishes to bring business before or propose director nominations at an annual meeting to give written notice to the Secretary of the Company not less than 50 days nor more than 75 days before the meeting date, unless less than 65 days' notice or public disclosure of the meeting date is given, in which case the stockholder's notice must be received within 15 days after such notice or disclosure is given. The notice must contain specified information about the proposed business or nominee(s) and the stockholder making the proposal or nomination(s). Accordingly, to be brought before the Annual Meeting of Stockholders, proposals must be received by not later than the close of business on May 5, 1999.

  Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 22, 1999 in order to be included in the Proxy Statement and form of proxy relating to that meeting.

          SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information with respect to beneficial ownership of the Company's shares of Common Stock as of January 31, 1999, (i) by each person (or group of affiliated persons) who is known by the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock; (ii) by each of the Company's executive officers named in the Summary Compensation Table (the "Named Executive Officers"), (iii) by each of the Company's Directors; and (iv) by all current Directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                Number of Shares
Name of Beneficial Owner                     Beneficially Owned (1)  Percent of Class
------------------------                     ----------------------  -----------------
5% Stockholders
New York Blood Center, Inc.(2)                            3,434,704              27.7%
     310 East 67th Street
     New York, NY 10021-6295
Ampersand Funds(3)                                        2,630,857              21.2%
     55 William Street, Suite 240
     Wellesley, MA 02481
CB Capital Investors, L.P.(4)                             1,801,470              14.5%
     c/o Chase Capital Partners
     380 Madison Avenue
     12th Floor
     New York, NY 10017
Pall Corporation(5)                                         925,070               7.5%
     2200 Northern Boulevard
     East Hills, NY 11548
Massachusetts Financial Services                            830,797               6.7%
Company (6)
     500 Boylston Street
     Boston, MA 02116
Other Named Executive
Officers
John R. Barr(7)                                              91,905                 *
Bernard Horowitz, Ph.D.(8)                                  254,918               2.0%
Thomas T. Higgins                                             3,500                 *
Joanne M. Leonard(9)                                         55,459                 *
Other Directors
David Tendler(10)                                         3,434,704              27.7%
Richard A. Charpie(11)                                    2,630,857              21.2%
Jeremy Hayward-Surry(12)
Irwin Lerner(13)                                             14,416                 *
Peter D. Parker(14)                                       2,630,857              21.2%
Damion Wicker, M.D.(15)                                   1,801,470              14.5%
All Current Directors and Executive                       8,231,740              64.9%
 Officers as a Group (9 persons)(16)

___________________
* Indicates less than one percent

(1) Beneficial ownership of Common Stock is determined in accordance with the rules of the Securities and Exchange Commission, and includes shares for which the holder has sole or shared voting or investment power. Shares of Common Stock subject to options currently exercisable or which become exercisable on or before April 1, 1999 are deemed to be beneficially owned and outstanding by the person holding such options and, in accordance with the rules of the Securities and Exchange Commission, are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Mr. Tendler, a Director of the Company, is a member of the Board of Trustees and Executive Committee of the New York Blood Center, Inc. ("NYBC"). In addition to Mr. Tendler, the members of the Board of Trustees of the NYBC are Ted Athanassiades, Andrew G. Bodnar, M.D., J.D., Jo Ivey Boufford, M.D., William W. Crouse, Jesse R. Gottlieb, Robert L. Jones, M.D., Edward D. Miller, Howard P. Milstein, John R. Mullen, Paddy Mullen, Samuel Posner, Alan D. Schwartz, Norman C. Selby, David A. Silverman, M.D., Howard Sloan, William I. Spencer and Morton Spivack, M.D.

(3) Consists of 1,087,281 shares held by Ampersand Specialty Materials and Chemicals III Limited Partnership ("ASMC III"), 17,679 shares held by Ampersand Specialty Materials and Chemicals III Companion Fund Limited Partnership ("ASMC III CF"), 1,052,343 shares held by Ampersand Specialty Materials and Chemicals II Limited Partnership ("ASMC II"), 331,488 shares held by Laboratory Partners I Limited Partnership ("Lab Partners") and 142,066 shares held by Laboratory Partners Companion Fund Limited Partnership ("Lab Partners CF"). ASMC-III MCLP LLP is the general partner of ASMC-III Management Company Limited Partnership, which itself is the general partner of both ASMC III and ASMC III CF and has voting and investment control over the shares held by those two entities. ASMC-II MCLP LLP is the general partner of ASMC-II Management Company Limited Partnership, which itself is the general partner of ASMC II and has voting and investment control over the shares held by ASMC II. Ampersand Lab Partners MCLP LLP is the general partner of Ampersand Lab Partners Management Company Limited Partnership, which itself is the general partner of both Lab Partners and Lab Partners CF and has voting and investment control over the shares held by those two entities. The general partners of ASMC-III MCLP LLP, who share voting and investment control over the shares controlled by ASMC-III MCLP LLP, are Richard A. Charpie, Peter D. Parker, Stuart A. Auerbach, K. Kachadurian, David J. Parker and Charles D. Yie. Richard A. Charpie, Peter D. Parker, Stuart A. Auerbach, Charles D. Yie and Robert A. Charpie are the general partners of ASMC-II MCLP LLP and Ampersand Lab Partners MCLP LLP and share voting and investment control over the shares controlled by those entities. Richard A. Charpie is the Managing General Partner of each of ASMC-II MCLP LLP, ASMC-III MCLP LLP, and Ampersand Lab Partners MCLP LLP. Richard A. Charpie and Peter D. Parker are Directors of the Company.

(4) Dr. Wicker, a Director of the Company, is a General Partner of Chase Capital Partners, which is a limited partner of CB Capital Investors, L.P. CB Capital Investors, Inc., a wholly-owned subsidiary of Chase Manhattan Bank, is the general partner of CB Capital Investors, L.P. The Chase Manhattan Bank is a wholly-owned subsidiary of Chase Manhattan Corporation. The key officers and the directors of CB Capital Investors, Inc. are Jeffrey C. Walker (Chief Executive Officer and director), Donald J. Hofmann (President and director), George E. Kelts (Vice President), Mitchell J. Blutt, M.D. (Secretary) and Robert C. Carroll (Assistant Secretary).

(5) Mr. Hayward-Surry, a Director of the Company, is the President and a director of Pall Corporation. As disclosed in the Definitive Proxy Statement filed by Pall with the Securities and Exchange Commission (the "Commission") via EDGAR on October 19, 1998, the executive officers of Pall are Jeremy Hayward-Surry (President), Eric Krasnoff (Chief Executive Officer), Gerhard Weich (Group Vice President) and Samuel T. Wortham (Group Vice President) and the directors of Pall are Abraham Appel, John H. F. Haskell, Ulric Haynes, Jr., Jeremy Hayward-Surry, Eric Krasnoff, Edwin W. Martin, Jr., Katharine L. Plourde, Chesterfield F. Seibert, Heywood Shelley, Alan B. Slifka and James D. Watson.

(6) Based on the information provided in the Schedule 13G filed by Massachusetts Financial Services Company ("MFS") with the Securities and Exchange Commission on February 11, 1999. MFS has sole voting power over 812,097 shares and sole dispositive power over 830,797 shares.

(7) Consists entirely of shares issuable upon the exercise of outstanding options exercisable on or before April 1, 1999.

(8) Includes 174,196 shares issuable upon the exercise of outstanding options exercisable on or before April 1, 1999.

(9) Consists entirely of shares issuable upon the exercise of outstanding options exercisable on or before April 1, 1999.

(10) Consists of the shares held by the NYBC. Mr. Tendler may be considered the beneficial owner of the shares held by the NYBC. Mr. Tendler disclaims beneficial ownership of such shares.

(11) Consists solely of shares described in note (3). Dr. Charpie may be considered the beneficial owner of the shares described in note (3). Dr. Charpie disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(12) Excludes the shares held by Pall Corporation.

(13) Includes 2,236 shares issuable upon the exercise of outstanding options exercisable on or before April 1, 1999.

(14) Consists solely of shares described in note (3). Mr. Parker may be considered the beneficial owner of the shares described in note (3). Mr. Parker disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(15) Consists solely of shares held by CB Capital Investors, L.P. Dr. Wicker may be considered the beneficial owner of the shares held by CB Capital Investors, L.P. Dr. Wicker disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(16) Includes 268,336 shares issuable upon the exercise of outstanding options exercisable on or before April 1, 1999. Excludes Ms. Leonard, whose employment with the Company ended in June, 1998.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


    The Board is divided into three classes. One class of Directors is elected each year for a three-year term. The term of the Company's Class I Directors will expire at this Meeting. The nominees for Class I Director are John R. Barr, Richard A. Charpie and Irwin Lerner. Messrs. Barr, Charpie and Lerner are currently Class I Directors of the Company and are available for re-election as Class I Directors. The Class I Directors elected in 1999 will serve for a term of three years which will expire at the Company's 2002 Annual Meeting of Stockholders or when their successors are elected and qualified. It is intended that the persons named as Proxies will vote for John R. Barr, Richard A. Charpie and Irwin Lerner for election to the Board as Class I Directors.

    The affirmative vote of the holders of a plurality of the Common Stock represented and voting at the Meeting will be required to elect John R. Barr, Richard A. Charpie and Irwin Lerner to the Board. If Messrs. Barr, Charpie and Lerner are elected as Directors at the Meeting, the Board will consist of a total of eight Directors, six of whom have principal occupations outside the Company, one of whom is the President and Chief Executive Officer of the Company, and one of whom is Executive Vice President and Chief Scientific Officer of the Company.

          MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES

Biographical Information

    Biographical and certain other information concerning the Directors of the Company is set forth below:

Class I Nominees for Election for a Three-year Term Expiring at the 2002 Annual Meeting

    John R. Barr, age 42, joined the Company as President, Chief Executive Officer and a Director in November 1997. Previously, Mr. Barr served as President of North American Operations at Haemonetics Corporation from 1995 to 1997 where he had responsibility for Haemonetics' blood bank, commercial plasma and blood bank services businesses. He also managed the global manufacturing and North American research and development functions and served as a member of the Board of Directors of Haemonetics. Prior to joining Haemonetics in 1990, he held various positions at Baxter Healthcare Corporation. Mr. Barr has an undergraduate degree in Biomedical Engineering from the University of Pennsylvania and an M.M. from the Kellogg School of Management at Northwestern University.

    Richard A. Charpie, Ph.D., age 47, has served as a Director of the Company since October 1995. Dr. Charpie served as the Chief Executive Officer of the Company from August 1997 to November 1997. He was the Vice President of the Company from November 1997 until January 1998. Dr. Charpie has been the Managing General Partner of Ampersand Ventures and all of its affiliated partnerships ("Ampersand") since he founded Ampersand in 1988 as a spin-off of the venture capital group of PaineWebber Incorporated. Currently, Dr. Charpie serves as a director of AutoCyte, Inc. and of several privately-held companies. Dr. Charpie holds an M.S. in Physics and a Ph.D. in Applied Economics and Finance, both from The Massachusetts Institute of Technology.

    Irwin Lerner, age 68, has served as a Director of the Company since September 1996. He is the former Chairman of the Board of Directors, Chairman of the Executive Committee, President and Chief Executive Officer of Hoffmann-LaRoche Inc., having retired in September 1993 after being an employee of the company for over 31 years. Mr. Lerner is the Chairman of the Board of Medarex, Inc. and serves on the boards of Humana Inc., Public Service Enterprise Group, Covance Inc. and Axys Pharmaceuticals. He has been a member of the Board of Project Hope and has chaired the New Jersey Governor's Council for a Drug-Free Workplace. He served for twelve years on the Board of Pharmaceutical Manufacturers Association (now PhRMA), including chairing the Association's FDA Issues Committee and the PMA Foundation. Mr. Lerner has served on the Boards of the National Committee for Quality Health Care, the Partnership for New Jersey and the Center for Advanced Biotechnology and Medicine of Rutgers University.
He received his B.S. and M.B.A. degrees from Rutgers University, where he is currently the Distinguished Executive-in-Residence at the Graduate School of Management.

Class II Directors Continuing in Office Until the 2000 Annual Meeting

    Jeremy Hayward-Surry, age 56, has served as a Director of the Company since December 1997. He has been the President of Pall Corporation since July 1994 and a member of its Board of Directors since April 1993. Mr. Hayward-Surry was also the Treasurer and Chief Financial Officer of Pall from August 1992 until December 1997 and Executive Vice President of Pall from 1992 to July 1994. Mr. Hayward-Surry is a Fellow of the Institute of Chartered Accountants in England and Wales.

    Peter D. Parker, age 48, has served as a Director of the Company since October 1995. After fourteen years at AMAX, a metals company, Mr. Parker joined Ampersand in 1989 to lead its first specialty materials venture capital partnership, Ampersand Specialty Materials Ventures Limited Partnership and is a General Partner of Ampersand. He currently serves as a director of MicroPack Corporation and Pentose Pharmaceuticals, and as the Chairman of Advanced Chemistry and Technology, Inc., Novel Experimental Technology, Alexis Corporation and Nanodyne, Inc. He holds an M.S. in Chemical Metallurgy from Columbia University.

    Damion E. Wicker, M.D., age 38, has served as a Director of the Company since May 1997. Dr. Wicker is a General Partner of Chase Capital Partners. Previously, Dr. Wicker was President of Adams Scientific since July 1991, and, prior to that, held positions with MBW Venture Partners and Alexon, Inc. Dr. Wicker was also a Commonwealth Fund Medical Fellow for the National Institute of Health. He currently is a director of Landec Corporation and several privately-held health care companies. Dr. Wicker received a B.S. with Honors from The Massachusetts Institute of Technology, an M.D. from Johns Hopkins University and holds an M.B.A. from The Wharton School of the University of Pennsylvania.

Class III Directors Continuing in Office Until the 2001 Annual Meeting

    Bernard Horowitz, Ph.D., age 54, joined the Company as Executive Vice President, Chief Scientific Officer and a Director in February 1995. Prior to joining the Company, Dr. Horowitz was the NYBC's Vice President for Commercial Development and a Laboratory Head in the NYBC's Lindsley F. Kimball Research Institute. He is internationally recognized for his research on blood viral safety and the preparation and characterization of new therapeutics from blood protein solutions and he holds several U.S. and non-U.S. patents for these processes. He has extensive experience from his positions at the NYBC and the Company with the regulatory process including product license and establishment license applications and administration. Dr. Horowitz has authored over 60 scientific publications and reviews on a wide range of subjects including: virus inactivation of blood proteins and blood cells, HBV detection, hemoglobin as a blood substitute and leukocyte interferon as an antiviral and anticancer agent. Additionally, he has served as a scientific consultant to the National Institutes of Health, the Food and Drug Administration, the National Hemophilia Foundation and the International Association of Biological Standardization. Dr. Horowitz received his B.S. in Biology from the University of Chicago and his Ph.D. from Cornell University Medical College.

    David Tendler, age 61, has served as a Director and Chairman of the Company since December 1994. In 1985, Mr. Tendler founded his own international consulting firm, Tendler Beretz LLC, and has since remained as President and Chief Executive Officer. In 1981, he was named Chairman and CEO of Phibro Corporation, which subsequently acquired Salomon Brothers--at which point Mr. Tendler became Co-Chairman and CEO of Phibro-Salomon. He joined Philipp Brothers (the predecessor to Englehard Minerals & Chemicals Corp./Phibro Corp.) in 1960, managed Far Eastern operations for more than seven years, and was promoted to President of Phibro in 1975. He remains active in the private equity and consulting businesses, and in various charitable organizations, including service as a director of BioTechnology General Corporation and a member of the Board of Trustees and the Executive Committee of the NYBC. Mr. Tendler has a B.B.A. from the City University of New York.

Board Committees and Meetings

  During the fiscal year ended January 2, 1999 ("Fiscal Year 1998"), the Board of Directors held eight meetings. The Board has two committees: an Audit Committee and a Compensation Committee. There is no Nominating Committee or any committee performing the functions of a nominating committee.

  The Audit Committee consists of Dr. Charpie and Mr. Hayward-Surry, with Mr. Hayward-Surry serving as Chairman. Neither Dr. Charpie nor Mr. Hayward-Surry are current employees of the Company. Dr. Charpie was employed by the Company during Fiscal Year 1998 until January 23, 1998 as a Vice President. The primary function of the Audit Committee is to assist the Board of Directors in the discharge of its duties and responsibilities by providing the Board with an independent review of the financial health of the Company and of the reliability of the Company's financial controls and financial reporting systems. The Audit Committee reviews the general scope of the Company's annual audit, the fee charged by the Company's independent accountants and other matters relating to internal control systems. The Audit Committee met twice in Fiscal Year 1998.

  The Compensation Committee of the Board of Directors is currently composed of Mr. Lerner, Mr. Parker and Dr. Wicker, with Mr. Lerner serving as Chairman.
None of the Compensation Committee members are employees of the Company. The Compensation Committee determines the compensation to be paid to all executive officers of the Company, including the Chief Executive Officer. The Compensation Committee's duties include the administration of the Company's 1998 Equity Plan. The Compensation Committee met once in Fiscal Year 1998.

  Each of the Directors attended at least 75% of the Board meetings and meetings of committees of the Board of which he was a member.

                                   PROPOSAL 2

   AMENDMENT OF THE COMPANY'S 1998 DIRECTOR STOCK OPTION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK FOR WHICH OPTIONS MAY BE GRANTED UNDER
    THE 1998 DIRECTOR STOCK OPTION PLAN FROM 89,445 SHARES TO 150,000 SHARES



    A proposal will be presented at the Meeting that the Stockholders approve an amendment to the Company's 1998 Director Stock Option Plan (the "1998 Director Plan") to increase the maximum shares of Common Stock for which options may be granted under the 1998 Director Plan from 89,445 shares to 150,000 shares, subject to adjustment for stock splits, stock dividends and certain transactions affecting the Company's capital stock. In order to ensure that sufficient shares are available for options over the next few years, the Board of Directors has voted to increase the number of shares for which awards may be granted under the 1998 Director Plan by 60,555 shares.

General
-------

    In February 1998, the Company adopted the 1998 Director Plan to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock by such Directors. All of the Directors who are not employees of the Company (the "Eligible Directors") are eligible to participate in the 1998 Director Plan. The Company currently has six Eligible Directors, but no options are granted under the 1998 Director Plan to any Director who is prohibited by his or her affiliates or employers, or for any other reason, from receiving stock options from the Company.

    The 1998 Director Plan, as adopted in February 1998, provided for the grant of an option to purchase 5,000 shares of Common Stock to each Eligible Director upon election and upon each reelection to the Board and to each Eligible Director who continued in office as a Director following a meeting of the Stockholders of the Company at which any Directors were elected or reelected. The term of these options was ten years and they became fully exercisable one year after the date of grant if and only if the option holder remains a Director at the opening of business on that anniversary date.

    The 1998 Director Plan was subsequently amended, effective October 1998. With these amendments, the provision for granting an option for the purchase of 5,000 shares of Common Stock was replaced with four kinds of option grants, each of which is described below: (i) automatic initial grant of options on October 9, 1998; (ii) automatic grant of options upon initial election to the Board subsequent to October 9, 1998; (iii) automatic annual grant of options; and (iv) additional automatic initial grant of options on October 9, 1998. The term of all options granted under the 1998 Director Plan as amended continues to be ten years from the date of the grant. The exercise price for all options granted under the 1998 Director Plan is equal to the last sale price for the Common Stock on the business day immediately preceding the date of grant. The exercise price may be paid in cash or shares.

    The plan provisions for the automatic initial grant provide that each Eligible Director who was a member of the Board on October 9, 1998 automatically received a grant of an option to purchase 15,000 shares of Common Stock. This grant becomes exercisable in four equal installments occurring on the six month, two-year, three-year and four-year anniversaries of the date of grant, if and only if the option holder remains a Director of the Company at the opening of business on the respective anniversary date.

    The plan provisions for the automatic grant of options upon initial election to the Board subsequent to October 9, 1998 provide that each Eligible Director who is initially elected to the Board after October 9, 1998 is automatically granted an option to purchase 15,000 shares of Common Stock. This grant becomes exercisable in four equal installments occurring on the six month, two-year, three-year and four-year anniversaries of the date of grant, if and only if the option holder remains a Director of the Company at the opening of business on the respective anniversary date.

    The plan provisions for the automatic annual grant of options provide that each Eligible Director who is reelected or continues in office as a Director of the Company following a meeting of the Stockholders of the Company at which any Directors are elected or reelected will automatically receive an option to purchase 2,000 shares of Common Stock. This grant becomes fully exercisable on the first anniversary of the date of grant, provided that the option holder remains a Director of the Company at the opening of business on such date.

    The plan provisions for the additional automatic initial grant of options on October 9, 1998 provide that each Eligible Director who was a member of the Board on October 9, 1998 automatically received a grant of an option to purchase 2,000 shares of Common Stock. This grant becomes fully exercisable on the first anniversary of the date of grant, provided that the option holder remains a Director of the Company at the opening of business on such date.

Options Granted To Date under the 1998 Director Plan and Shares Available for
-----------------------------------------------------------------------------
Future Grants
-------------

    As of April 4, 1999, options to purchase an aggregate of 85,000 shares of Common Stock had been granted and were outstanding under the 1998 Director Plan. Currently, 4,445 shares of Common Stock remain available for awards under the 1998 Director Plan. Under the 1998 Director Plan as proposed to be amended, 65,000 shares would be available for awards.

Federal Income Tax Consequences Relating to 1998 Director Plan Options
----------------------------------------------------------------------

    Options granted under the 1998 Director Plan are nonstatutory stock options. No income is realized by the Director at the time a nonstatutory stock option is granted. Upon exercise of an option granted under the 1998 Director Plan, (a) ordinary income is realized by the Director in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares received upon exercise of an option granted under the 1998 Director Plan, appreciation or depreciation after the date of exercise is treated as a short-term or long term capital gain or loss and will not result in any deduction by the Company.

Votes Required to Approve the Amendment
---------------------------------------

    The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Meeting will be required to amend the 1998 Director Plan to increase the maximum number of shares of Common Stock for which options may be granted under the 1998 Director Plan from 89,445 shares to 150,000 shares.

    The Board of Directors believes that the ability of the Company to grant options to directors under the 1998 Director Plan is essential to attracting and retaining qualified directors for the Company. Therefore, the Board of Directors believes that the proposed amendment to the 1998 Director Plan is in the best interests of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.

                                   PROPOSAL 3

AMENDMENT OF THE COMPANY'S 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES FOR WHICH AWARDS MAY BE GRANTED UNDER THE 1998 EQUITY INCENTIVE PLAN FROM
                      2,146,690 SHARES TO 2,400,000 SHARES

  A proposal will be presented at the Meeting that the Stockholders approve an amendment to the Company's 1998 Equity Incentive Plan (the "1998 Equity Plan") to increase the maximum shares of Common Stock for which options may be granted under the 1998 Equity Plan from 2,146,690 shares to 2,400,000 shares, subject to adjustment for stock splits, stock dividends and certain transactions affecting the Company's capital stock. In order to ensure that sufficient shares are available for options over the next few years, the Board of Directors has voted to increase the number of shares for which Awards may be granted under the 1998 Equity Plan by 253,310 shares.

General
-------

  The 1998 Equity Plan enables the Company to offer competitive compensation so as to attract and retain top quality personnel, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company. Stock options granted under the 1998 Equity Plan are a significant element of compensation for the Company, as they are in the biotechnology industry generally. Competition for the best personnel in the biotechnology industry is intense. The Board of Directors believes that it is essential for the Company's future strength to continue to offer competitive equity compensation to employees.

  The 1998 Equity Plan permits the grant of incentive and nonstatutory stock options, stock appreciation rights, performance shares, restricted stock and stock units (collectively, "Awards") to employees, directors and consultants of the Company. No stock appreciation rights or other Awards other than stock options have been granted to date. The 1998 Equity Plan is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"), which determines the persons to whom, and the times at which, Awards are granted, the type of Award to be granted and all other related terms, conditions and provisions of each Award. The Compensation Committee may delegate to one or more officers the power to make awards to employees who are not executive officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended. The 1998 Equity Plan may be amended or terminated at any time by the Board of Directors, subject to approval by the Stockholders when such approval is deemed to be necessary or advisable by the Board.

  Although the Compensation Committee has discretion in granting Awards, the exercise price of any incentive stock option ("ISO") may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant (and all nonstatutory stock options granted to date also have been at fair market value). No ISO granted under the 1998 Equity Plan is transferable by the optionee other than by will or the laws of descent and distribution. Other Awards are transferable to the extent provided by the Compensation Committee. The term of any ISO granted under the 1998 Equity Plan may not exceed ten years, and no ISO may be granted under the 1998 Equity Plan more than ten years from the Plan's adoption.

  Options are generally granted subject to forfeiture restrictions that lapse over time during the optionee's employment. Vested options are generally cancelled if not exercised within a specified time after termination of the optionee's employment.

Options Granted to Date under the 1998 Equity Plan and Shares Available for
---------------------------------------------------------------------------
Future Grants
-------------

  As of April 4, 1999, options to purchase an aggregate of 2,013,341 shares had been granted (not counting grants subsequently terminated) under the 1998 Equity Plan, 1,717,968 shares were outstanding under the 1998 Equity Plan, and there currently remain 133,349 shares available for award under the 1998 Equity Plan. Under the 1998 Equity Plan as proposed to be amended, 386,659 shares would be available for awards. The aggregate number of shares for which Awards may be granted under the 1998 Equity Plan is subject to appropriate adjustment in the event of a stock split or other recapitalization. Shares also may be issued under the 1998 Equity Plan through the assumption or substitution of outstanding grants from an acquired company without reducing the total number of shares available under the 1998 Equity Plan.

Federal Income Tax Consequences Relating to 1998 Equity Plan Stock Options
--------------------------------------------------------------------------

  Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an ISO under the 1998 Equity Plan. If the optionee does not dispose of shares issued upon exercise of an ISO within two years from the date of grant or within one year from the date of exercise, then, upon the sale of such shares, any amount realized in excess of the exercise price is taxed to the optionee as long-term capital gain, and any loss sustained will be a long-term capital loss. No deduction would be allowed to the Company for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee. If shares of Common Stock acquired upon the exercise of an ISO are disposed of before the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the optionee would realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the exercise price thereof, and the Company would be entitled to deduct such amount. Any further gain realized would be taxed as a short-term or long-term capital gain and would not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

  Nonstatutory Stock Options. No income is realized by the optionee upon the grant of a nonstatutory option. Upon exercise of a nonstatutory stock option, the optionee realizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction for the Company.

Votes Required to Approve the Amendment
---------------------------------------

  The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Meeting will be required to amend the 1998 Equity Plan to increase the number of shares of Common Stock for which awards may be granted under the 1998 Equity Plan from 2,146,690 shares to 2,400,000 shares.

     The Board of Directors considers the Company's ongoing program of granting stock options broadly across the employee base to be very important to the Company's ability to compete for top talent and a significant incentive to promote the Company's success and, therefore, in the best interests of the Company's Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

                                   PROPOSAL 4
                            APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed KMPG LLP, independent accountants, to audit the Company's consolidated financial statements for the fiscal year ending January 1, 2000, and recommends that the Stockholders vote for ratification of such appointment. A representative of KMPG LLP will be present at the Meeting and will be available to respond to appropriate Stockholders' questions and to make a statement if he or she desires to do so.

    The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Meeting will be required to ratify the selection of KMPG LLP.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4.

                             ADDITIONAL INFORMATION

Management

    Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the current executive officers of the Company who are not Directors of the Company:

     Name           Age               Position
     ----           ---               --------

Thomas T. Higgins   47  Chief Financial Officer and Executive Vice President,
                        Operations

          Thomas T. Higgins has served as Chief Financial Officer and Executive Vice President, Operations of the Company since June 1998. Prior to joining the Company, Mr. Higgins was with the Cabot Corporation from 1985 to 1997, most recently as President of Distrigas of Massachusetts Corporation, a subsidiary of the Cabot Corporation with revenues of $190 million. Also in 1997, Mr. Higgins was Executive Vice President and Chief Operating Officer of Cabot's Liquified Natural Gas Divison. From 1989 to 1997, Mr. Higgins served the Cabot Corporation in Asia, as Vice President and General Manager of the Pacific Asia Carbon Black Division in Malaysia (1996-1997), Managing Director in Indonesia (1990-1995) and Director of New Ventures in Japan (1989-1990). Mr. Higgins holds a B.B.A. from Boston University.

          There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

Compensation of Directors

          Mr. Tendler receives $40,000 a year for his services as Chairman of the Company's Board of Directors. Mr. Lerner receives $1,000 for each meeting of the Board or of any committee of the Board which he attends. All members of the Company's Board receive reimbursement of expenses associated with their attendance of meetings of the Board or of any committee thereof of which they are a member.

          In addition, Eligible Directors receive grants of options as described under Proposal 2.

          Pursuant to the 1998 Director Plan, Mr. Tendler, Dr. Charpie, Mr. Parker, Mr. Lerner and Dr. Wicker each received an automatic initial grant of options on October 9, 1998 to purchase 15,000 shares of Common Stock and an additional automatic initial grant of options on October 9, 1998 to purchase 2,000 shares of Common Stock.

          Mr. Hayward-Surry is prohibited by his employer from receiving stock options from the Company and has not receive any grants under the 1998 Director Plan. In 1998, Mr. Hayward-Surry received cash compensation in the form of a $2,335 annual retainer and a $2,000 per meeting fee for a total of $4,335.

                             EXECUTIVE COMPENSATION

  The following table provides certain summary information concerning compensation (including salary, bonuses, stock options, and certain other compensation) paid by the Company for services in all capacities for fiscal years ended January 2, 1999 and December 31, 1997, to its Chief Executive Officer and to each of the other persons who served as executive officers of the Company during the Fiscal Year 1998 and whose salary plus bonus exceeded $100,000 in Fiscal Year 1998 (all four being hereinafter referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                 Annual                   Compensation
                                              Compensation                   Awards
                                              ------------                   ------

Name and                          Year        Salary($)          Bonus        Securities     All Other
Principal Position                                                            Underlying     Compensation
                                                                              Options (1)    ($) (2)
--------------------------------------------------------------------------------------------------------
John R. Barr                      1998         280,000         145,000
   President and Chief            1997 (3)      16,154                        367,621           6,635 (4)
   Executive Officer

Thomas T. Higgins                 1998 (5)      94,098          64,750        100,000
   Executive Vice
   President, Operations
   and Chief Financial
   Officer

Bernard Horowitz, Ph.D.           1998         190,000          53,555
   Executive Vice                 1997         182,262          36,960        125,223
   President and Chief
   Scientific Officer

Joanne M. Leonard                 1998 (6)     111,258          50,000         21,469         115,000 (7)
                                  1997         144,709          23,186          7,155

________________

(1) All stock options in this column were granted under the 1998 Equity Plan, which is administered by the Compensation Committee. Each of these options has an exercise price equal to fair market value on the date of the grant, vests in four equal annual installments on the first four anniversaries of the date of grant, and expires either ten years from the date of grant or in four equal installments ten years from the dates of vesting.

(2) Excludes perquisites and other personal benefits, securities or property which, in the aggregate, are less than the lesser of $50,000 or ten percent (10%) of the total of the annual salary and bonus reported for the Named Executive Officer for the year.

(3) Mr. Barr became President and Chief Executive Officer of the Company in November 1997. The information shown in this table for 1997 reflects compensation earned by Mr. Barr from November 24, 1997 through December 31, 1997.

(4) Consists of reimbursement of relocation expenses.

(5) Mr. Higgins became Executive Vice President, Operations and Chief Financial Officer the Company in June 1998. His annual salary is $185,000.

(6) Ms. Leonard served as Vice President, Chief Financial Officer and Treasurer of the Company until June 30, 1998.

(7) Includes a one-time payment of $93,000 upon Ms. Leonard's resignation from the Company, made pursuant to a Letter Agreement between the Company and Ms. Leonard dated June 24, 1998.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1998

  The following table sets forth information concerning individual grants of options to purchase Common Stock made to each Named Executive Officer during Fiscal Year 1998. Mr. Barr and Dr. Horowitz were not granted any options to purchase Common Stock in Fiscal Year 1998.

                                                                                                                Potential
                                                        Individual Grants                                       Realizable
                                    ------------------------------------------------------                       Value at
                                                                                                              Assumed Annual
                                                                                                              Rates of Stock
                                                   Percentage                                                     Price
                                                    of Total                                                   Appreciation
                               Number of            Options                                                     for Option
                               Securities          Granted to                                                    Term (3)
                               Underlying         Employees in     Exercise or
                                Options           Fiscal Year      Base Price
Name                         Granted(#)(1)          1998(2)         ($/Share)    Expiration Date             5%($)      10%($)
----                         -------------          -------        ----------    ---------------           --------   ---------
Thomas T. Higgins            100,000(4)              15.6%           $11.63               (5)              731,404    1,853,522
Joanne M. Leonard             21,469(6)               3.3%           $11.18         2/15/2000               13,311       27,266

_________________
(1)  See Note (1) to the Summary Compensation Table.

(2) Options to purchase an aggregate of 642,344 shares were granted to all employees in fiscal 1998.

(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(4) This figure consists of two option grants. Each of the two options becomes exercisable in four equal annual installments on each of the first four anniversaries of the date of grant

(5) An option to purchase 35,364 shares of Common Stock expires on June 26, 2008. Each portion of an option to purchase 64,636 shares of Common Stock expires ten years after it becomes exercisable, i.e. the first annual installment which becomes exercisable on June 26, 1999 will expire on June 26, 2009, the second annual installment which becomes exercisable on June 26, 2000 will expire on June 26, 2010, the third annual installment which becomes exercisable on June 26, 2001 will expire on June 26, 2011 and the fourth annual installment which becomes exercisable on June 26, 2002 will expire on June 26, 2012.

(6) These options became fully vested pursuant to acceleration provisions contained in a Letter Agreement between the Company and Ms. Leonard dated June 24, 1998. The expiration date for these options was extended to February 15, 2000 pursuant to an Amendment Agreement between the Company and Ms. Leonard dated October 9, 1998.

       1998 AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

  Presented below is information with respect to the number of shares issued upon option exercises by the Named Executive Officers during Fiscal Year 1998 and the value realized by the Named Executive Officers upon such exercises. The table also provides information about the number and value of unexercised stock options to purchase the Company's Common Stock held by each Named Executed Officer as of January 2, 1999.

                                                                   Number of Securities     Value of Unexercised
                                     Shares                       Underlying Unexercised        In-the-Money
                                  Acquired on        Value              Options at               Options at
                                  Exercise (#)  Realized ($) (1)    January 2, 1999(#)       January 2, 1999($)
                                                                       Exercisable/             Exercisable/
              Name                                                     Unexercisable          Unexercisable(2)
---------------------------------------------------------------------------------------------------------------
John R. Barr                           0              0              91,905 / 275,716      182,431 / 547,296
Thomas T. Higgins                      0              0                   0 / 100,000             0/0
Bernard Horowitz                     80,722        634,642          118,295 / 149,820      721,080 / 609,892
Joanne M. Leonard                      0              0              55,459 / 0            257,483 / 0

_____________________
(1) Based on the difference between the option exercise price of such options and the closing price of the underlying Common Stock on the date of exercise.

(2) Based on the difference between the option exercise price and the closing price of the underlying Common Stock on December 31, 1998, which closing price was $10.375.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of three independent, disinterested Directors who are not employees of the Company. The Compensation Committee regularly reviews and generally approves all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company's executive officers, as well as all stock option grants, performance-based stock options and both long-term and short-term cash incentive awards to all key employees.

     The Company's executive compensation program is designed to be linked closely to corporate performance and returns to Stockholders. To this end, the Company has developed an overall compensation strategy and specific compensation plan that tie a very significant portion of executive compensation to the Company's success in meeting specified performance goals. In addition, through the use of stock options, the Company ensures that a part of each executives' compensation is closely tied to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and stockholder interests through equity based plans and, finally, to provide a compensation package that recognizes individual contributions as well as overall business results.

     The key elements of the Company's executive compensation consist of base salary, annual incentive bonuses and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Barr, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including insurance and other employee benefits, as well as the programs described below.

Base Salary.

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual. In making determinations regarding base salaries, the Compensation Committee considers generally available information regarding salaries prevailing in the biotechnology industry, but does not utilize any particular indices or peer groups. Base salaries are reviewed on an annual basis using compensation surveys for the biotechnology industry.

Annual Incentive Bonus.

     The Committee reviews the Company's annual performance plan for the ensuing fiscal year and sets specific incentive target bonus awards which are directly linked to the short term financial and milestone target achievement performance objectives of the Company as a whole. The executive officers of the Company then have an opportunity to earn a payout of their individual target bonuses in each fiscal year provided that the Company meets or exceeds its performance plan for the year. These bonuses are prorated to the extent that the Company achieves a portion of its performance plan. The Committee has complete discretionary authority to award full bonuses or special bonuses for special achievements.

Stock Options.

     Under the Company's 1998 Equity Incentive Plan, which was approved by Stockholders, stock options are granted to the Company's executive officers. Stock options granted to executives have an exercise price equal to the fair market value of the Common Stock on the date of grant and vest over four years. Stock option grants are designed to provide incentive for the creation of stockholder value over the long term, since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. In determining the amount of such grants, the Compensation Committee evaluates the job level of the executive, responsibilities to be assumed in the upcoming year, and responsibilities in prior years, and also takes into account the size of the officer's awards in the past.

     The Committee believes that the foregoing combination of base salaries, incentive bonuses and stock option incentives have helped develop a Senior Management Group dedicated to achieving significant improvement in both the short-term and long-term financial performance of the Company.

     The foregoing report has been furnished by Irwin Lerner (Chairman), Peter Parker and Damion Wicker, M.D.

Certain Relationships and Related Transactions

  In February 1998, the Company and Pall Corporation ("Pall") entered into a series of agreements (the "Pall Agreements") providing for, among other things, a collaboration on the development and marketing of systems employing the Company's light-activated compounds and Quencher viral inactivation technologies for red blood cell concentrates. Pall is a leading manufacturer and supplier of filtration products, including those relating to the collection, preservation, processing, manipulation, storage and treatment of blood and blood components. Under the Pall Agreements, Pall receives exclusive worldwide distribution rights to any system incorporating any of the Company's viral inactivation technology for red blood cells and platelets. The parties have also agreed to share research, development, clinical and regulatory responsibilities and will equally share profits and joint expenses from operations after each party is reimbursed for its cost of goods. Upon execution of the Pall Agreements in February 1998, Pall acquired 477,042 shares of Common Stock for $4.0 million or $8.39 per share. Pursuant to the terms of the Pall Agreements, Pall acquired 448,028 shares of the Company's Common Stock in a private placement, which closed contemporaneously with, and at the same price, terms, and conditions as the initial public offering of the Company's Common Stock in June 1998. In addition, the Pall Agreements provide that Pall will purchase up to $17.0 million worth of Common Stock at the prevailing market price per share in installments tied to the achievement of specified development milestones in the development of the Company's red blood cell concentrates. No such purchases occurred in Fiscal Year 1998. In Fiscal Year 1998, the Company purchased approximately $1,076,000 of production related materials from Pall. Mr. Hayward-Surry, a Director of the Company, is the President and a member of the board of directors of Pall Corporation.

  In October 1998, the Company entered into an Option, Development, Manufacture and License Agreement (the "Pentose Agreement") with Pentose Pharmaceuticals, Inc. ("Pentose") whereby the Company has contracted to perform an initial evaluation of combining the parties' respective technologies and to further develop and commercialize virally inactivated blood products. The Company paid $500,000 to Pentose to review and examine Pentose's viral inactivation technology for a stated period. Upon expiration of the evaluation period, the Company has the option (the "Option") to acquire the exclusive right and license to the Pentose technology for a stated amount, subject to certain terms and conditions. Ampersand Specialty Materials and Chemicals III Limited Partnership ("ASMC-III") owns 47% of the common stock of Pentose and Ampersand Specialty Materials and Chemicals III Companion Fund Limited Partnership ("ASMC III-CF") owns 8% of the common stock of Pentose. ASMC III and ASMC III CF are two of the Ampersand Funds which, in the aggregate, own 21.3% of the Company's Common Stock (see Note 3 to the table of Security Ownership by Management and Principal Stockholders). Dr. Charpie and Mr. Parker, Directors of the Company, are the Managing General Partner and a General Partner, respectively, of ASMC-III MCLP LLP. ASMC-III MCLP LLP is the general partner of ASMC-III Management Company Limited Partnership, which itself is the general partner of both ASMC-III and ASMC-III CF.

  In Fiscal Year 1998, Ampersand Venture Management Corporation provided management advisory services to the Company for which the Company paid a total of $130,000. Dr. Charpie and Mr. Parker, Directors of the Company, are directors of Ampersand Venture Management Corporation, and Dr. Charpie is the President and sole stockholder of Ampersand Venture Management Corporation. Ampersand Venture Management Corporation is a Limited Partner of ASMC-II Management Company Limited Partnership, which is the general partner of Ampersand Specialty Materials and Chemicals II Limited Partnership ("ASMC-II"). Ampersand Venture Management Corporation also retains certain of its rights as a Limited Partner of ASMC-III Management Company Limited Partnership, which is the general partner of ASMC-III and ASMC-III CF. Ampersand Venture Management Corporation is a Limited Partner of Lab Partners Management Company Limited Partnership, which is the general partner of Laboratory Partners I Limited Partnership ("Lab Partners") and Laboratory Partners Companion Fund Limited Partnership ("Lab Partners CF"). ASMC-II, ASMC-III, ASMC-III CF, Lab Partners and Lab Partners CF collectively own 21.3% of the Company's Common Stock (see
Note 3 to the table of Security Ownership by Management and Principal Stockholders).

     The Company has entered into various license agreements with the NYBC. Under these agreements, the Company has been granted exclusive and non-exclusive worldwide licenses under the NYBC patents relating to viral inactivation and other technologies. The Company also has rights of first negotiation for the license to any NYBC improvements not otherwise exclusively licensed in the field of viral inactivation for use with certain products, as defined. Under the license agreements, the Company is required to pay royalties to the NYBC on the Company's revenues derived from the use of these licenses, as defined. The Company is required to pay aggregate minimum royalties to maintain its exclusive licenses of $1,500,000 in fiscal 1999, $2,200,000 in fiscal 2000, $2,400,000 in fiscal 2001 and $2,800,000 in each year thereafter. Royalty and milestone payments in the amount of $1,037,000 were payable to the NYBC during Fiscal Year 1998, while $600,000 was payable to the NYBC in 1997, of which $300,000 was paid in cash and the balance paid pursuant to a Stock Purchase Agreement, whereby the Company issued 35,778 shares of Common Stock to the NYBC. The Company also is required to meet certain research and development milestones, as defined, to maintain its exclusive licenses. Further, the Company is required to spend a minimum annual amounts towards the further development, evaluation and registration of products, as defined. If minimum royalties are not paid or if any milestone is not met, as defined for a given country, the NYBC may terminate the license for that country and may terminate other such licenses if the licenses in all covered countries have been individually terminated. The NYBC may terminate any license by reasonable notice if the Company fails to cure a breach, conform to government regulations, or sell products within a specified number of years, as defined. Upon termination, all rights revert to the NYBC. The Company is currently in compliance with all such obligations and covenants. The NYBC sponsors certain scientific research at the Company. NYBC made payments of $96,000 to the Company for Fiscal Year 1998. Mr. Tendler, a Director of the Company, is a member of the Board of Trustees and the Executive Committee of NYBC.

     Dr. Bernard Horowitz, the Company's Executive Vice President and Chief Scientific Officer, is one of the inventors named in the patents covering viral inactivation technologies owned by the NYBC and licensed to the Company. Under the terms of arrangements with the NYBC, Dr. Horowitz will receive a percentage of the royalty payments made by the Company to the NYBC based on sales of the Company's products and systems employing the licensed S/D, UVC or LAC technologies.

Stockholder Return Performance Presentation

  The graph below compares the cumulative total stockholder return of the Company's Common Stock from June 11, 1998 (the date that the Company's stock began trading publicly) through December 31, 1998 against the cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Index during the same period. Management cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance.


Comparison of Cumulative Total Return Among V.I. Technologies, Inc., the NASDAQ
            Stock Market Index and the NASDAQ Pharmaceutical Index


[THE TABLE BELOW WAS ALSO REPRESENTED IN THE PRINTED MATERIAL BY A LINE GRAPH]

=====================================================================================
Company/Index Name                        Base Date
                                        June 11, 1998           December 31, 1998
-------------------------------------------------------------------------------------
V.I. Technologies, Inc.                    $100.00                  $ 92.22
-------------------------------------------------------------------------------------
NASDAQ Stock Market Index                  $100.00                  $127.03
-------------------------------------------------------------------------------------
NASDAQ Pharmaceutical Index                $100.00                  $126.59
-------------------------------------------------------------------------------------

  The graph shown above assumes that $100 was invested in the Company's Common Stock and in each index on June 11, 1998. The total return for the indices used assumes the reinvestment of all dividends.

Employment Agreements and Severance and Change of Control Arrangements

  Mr. Barr is party to a letter agreement with the Company, dated November 10, 1997, pursuant to which he serves as President and Chief Executive Officer. Under this agreement, Mr. Barr is entitled to annual base compensation of $280,000, subject to increase by the Board, and is also entitled to a performance bonus based upon the achievement of financial and other performance goals.

  Dr. Horowitz is a party to an employment agreement with the Company which was entered into on January 15, 1998. Pursuant to this agreement, the Company agreed to employ Dr. Horowitz as Executive Vice President and Chief Scientific Officer for a four-year term commencing February 1, 1995, with automatic one-year renewals thereafter unless either party terminates the agreement. Under the terms of this agreement, Dr. Horowitz: (i) is entitled to an annual salary of $170,000 subject to increase by the Board; (ii) was entitled to a grant of stock options for 223,613 shares of Common Stock at an exercise price of $2.80 per share vesting in equal annual installments over a four year period commencing February 1, 1995 (the "1995 Grant"); (iii) was entitled to a grant of stock options for 125,224 shares of Common Stock at an exercise price of $8.39 per share vesting in equal annual installments over a four-year period commencing December 12, 1997 (the "1997 Grant"); and (iv) is entitled to benefits and bonuses at the discretion of the Board, including an annual bonus based on the performance of the Company targeted at 25% of Dr. Horowitz' annual salary. The Company also agrees to use its best efforts to cause Dr. Horowitz to be a member of its Board of Directors throughout the term of the agreement. If Dr. Horowitz is terminated by the Company without cause, or if Dr. Horowitz voluntarily terminates his employment with the Company for good reason, the agreement provides that Dr. Horowitz will be entitled to receive his base salary for an additional year following such termination of employment and any vested benefits, and his stock options from the 1995 Grant will vest in full and from the 1997 Grant will vest to include the amount of options that would have vested at the next annual vesting anniversary following the date of termination of employment.

  Mr. Higgins is a party to a letter agreement with the Company, dated June 15, 1998, pursuant to which he serves as Executive Vice President, Operations and Chief Financial Officer. Under this agreement, Mr. Higgins is entitled to annual base compensation of $185,000, subject to increase by the Board, and is also entitled to a performance bonus based upon the achievement of financial and other performance goals. In addition, the letter agreement provided for a grant of an option to purchase 100,000 shares of Common Stock. This grant will vest in four equal annual installments, with the first installment vesting one year from the date of grant.

  Ms. Leonard, the Company's former Vice President, Chief Financial Officer and Treasurer, entered into a Letter Agreement with the Company effective as of June 24, 1998 (the "Letter Agreement") terminating her employment with the Company. Pursuant to the Letter Agreement, Ms. Leonard received a payment of $165,000, including a $50,000 bonus and a one time payment upon resignation of $93,000. In addition, the Letter Agreement provided for accelerated vesting of Ms. Leonard's options to purchase 55,459 shares of the Company's Common Stock. These options will expire on February 15, 2000.

Compensation Committee Interlocks and Insider Participation

  The current members of the Compensation Committee are Messrs. Lerner and Parker and Dr. Wicker. No member of the Compensation Committee has at any time been an officer or employee of the Company. No executive officer of the Company served as a member of the compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Company's Board of Directors or Compensation Committee.

  Mr. Parker, a member of the Compensation Committee, is a General Partner of the general partner of ASMC-III and ASMC-III CF, which two funds own an aggregate of 55% of the common stock of Pentose Pharmaceuticals, Inc. ("Pentose"). The Company made certain payments to Pentose in 1998 for evaluation and licensing of certain technologies of Pentose as described above in "Certain Relationships and Related Transactions." Mr. Parker is also a director of Ampersand Venture Management Corporation. The Company made payments for management advisory services to Ampersand Venture Management Corporation in 1998 as described above in "Certain Relationships and Related Transactions."

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, executive officers, and greater than ten percent holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received or written representations from certain reporting persons, the Company believes that, during fiscal 1998, other than the late filings made by Thomas T. Higgins and Bernard Horowitz described below, all filing requirements under Section 16(a) applicable to its directors and executive officers were met.

  In November 1998 Mr. Higgins filed a Statement of Changes in Beneficial Ownership on Form 4 covering transactions which occurred during September 1998. This Form 4 reported three purchases of 500 shares each of the Company's Common Stock on September 22, 1998.

  In December 1998 Dr. Horowitz filed a Statement of Changes in Beneficial Ownership on Form 4 covering transactions which occurred during October 1998. This Form 4 reported the exercise of options to purchase 36,000 shares of the Company's Common Stock on October 29, 1998.

                                 ANNUAL REPORT

  The Company's Annual Report on Form 10-K for Fiscal Year 1998 is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K should be sent to the Company's Director, Investor Relations, Debra Bailey, at V.I. Technologies, Inc., 155 Duryea Road, Melville, New York 11747.

                                 OTHER MATTERS

  The Board does not know of any other matter which may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

  The Board hopes that Stockholders will attend the Meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares even though they have sent in their proxies.



                              By Order of the Board of Directors

                              /s/ Jeffrey M. Regan

                              Jeffrey M. Regan, Secretary


Melville, New York
April 20, 1999

                                                                                        Appendix A
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

================================================

V.I. TECHNOLOGIES, INC.                                  1.  Election Of Directors.                   For All   Withheld
                                                                                                      Nominees    From
                                                                                                                  All
                                                                                                                Nominees
                                                               Nominees:  John R. Barr
                                                                          Richard A. Charpie, Ph.D.     [_]       [_]
                                                                          Irwin Lerner

                                                           [_]
                                                                ------------------------------------------------
                                                                For all nominees except for the nominees listed
                                                                in the space above.
                                                                                                For   Against   Abstain
RECORD DATE SHARES:                                     2.  Amendment to the Company's 1998
                                                            Director Stock Option Plan (the     [_]     [_]       [_]
                                                            "1998 Director Plan") to increase
                                                            the maximum number of shares of the
                                                            Company's Common Stock for which
                                                            options may be granted under
                                                             the 1998 Director Plan from
                                                            89,445 shares to 150,000 shares.

                                                        3.  Amendment to the Company's 1998     [_]     [_]       [_]
                                                            Equity Incentive Plan (the "1998
                                                            Equity Plan") to increase the
                                                            maximum number of shares of the
                                                            Company's Common Stock for which
                                                            awards may be granted under the
                                                            1998 Equity Plan from 2,146,690
                                                            shares to 2,400,000 shares.

                                                        4.  Ratification of appointment of      [_]     [_]       [_]
                                                            KPMG LLP as independent
                                                            accountants.


                                                 ---------------------
Please be sure to sign and date this Proxy.                Date           Mark box at right if an address change or comment has
                                                                          been noted on the reverse side of this card
----------------------------------------------------------------------


Stockholder sign here                               Co-owner sign here
----------------------------------------------------------------------

DETACH CARD                                                          DETACH CARD

                            V.I. TECHNOLOGIES, INC.


      Dear Stockholder,

      Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

      Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

      Your vote must be received prior to the Annual Meeting of Stockholders, May 21, 1999. Thank you in advance for your prompt consideration of these matters.


      Sincerely,

      V.I. Technologies, Inc.

                            V.I. TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Thomas T. Higgins and Jeffrey M. Regan and each of them as Proxies of the undersigned, each with the power to appoint a substitute, and hereby authorizes each of them to represent the undersigned at the 1999 Annual Meeting of Stockholders to be held on May 21, 1999, or any adjournment thereof, and there to vote all the shares of V.I. Technologies, Inc. held of record by the undersigned on April 5, 1999, as directed on the reverse side hereof. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR CLASS I DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. If a nominee for director is unable or unwilling to serve, the shares represented hereby will be voted for another person in accordance with the judgment of the Proxies named herein.

   In addition, in their discretion, the Proxies are hereby authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.


----------------------------------------------------------------------------------------------------------------------------------
                       PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Please sign this proxy card exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should  indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
 If a corporation, this signature should be that of an authorized officer who should state his or her title.
----------------------------------------------------------------------------------------------------------------------------------
   HAS YOUR ADDRESS CHANGED?                                    DO YOU HAVE ANY COMMENTS?

   ----------------------------------------------------         ----------------------------------------------------

   ----------------------------------------------------         ----------------------------------------------------

   ----------------------------------------------------         ----------------------------------------------------
                                          (To be signed on the reverse side)

                                                            Appendix B


                                    As amended and restated on 10/9/98


                            V.I. TECHNOLOGIES, INC.

                        1998 Director Stock Option Plan
                        -------------------------------


1.  Purpose.
    -------

  This 1998 Director Stock Option Plan (the "Plan") governs options to purchase Common Stock, $.01 par value per share (the "Common Stock"), of V.I. Technologies, Inc. (the "Company") granted by the Company to members of the Board of Directors of the Company who are not also officers or employees of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock of the Company by such Directors.

2.  Administration.
    --------------

  Grants of stock options under the Plan shall be automatic as provided in
Section 8. However, all questions of interpretation of the Plan or of any options granted hereunder shall be determined by the Board of Directors of the Company (the "Board"). Any and all powers of the Board under the Plan may be exercised by a committee consisting of one or more Directors appointed by the Board.

3.  Eligibility.
    -----------

Members of the Board who are not also officers or employees of the Company shall be eligible to participate in the Plan.

4.  Shares Subject to the Plan.
    --------------------------

  Options may be granted under the Plan in respect of a maximum of 150,000 shares of Common Stock, subject to adjustment as provided in Section 5 below. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Whenever options under the Plan lapse or terminate or otherwise become unexercisable, the shares of Common Stock which were available for such options shall again be available for the grant of options under the Plan. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

5.  Adjustment of Number of Option Shares.
    -------------------------------------

  In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company's Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, and the option price of such options shall be appropriately adjusted so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.

  In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, all outstanding options shall terminate; provided, however, that (i) in the event of the liquidation or
           --------  -------
dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option therefor, such option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan or any Option Agreement (as defined below), during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such outstanding option or issue a substitute option therefor.

  No fraction of a share shall be purchasable or deliverable upon exercise of an option, but, in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

6.  Non-Statutory Stock Options.
    ---------------------------

  All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

7.  Form of Option Agreements.
    -------------------------

  Options shall be granted hereunder pursuant to the terms of written agreements ("Option Agreements") which shall be substantially in the form of the attached

Exhibit A or in such other form as the Board may from time to time determine.
---------

8.  Grant of Options and Option Terms.
    ---------------------------------

  a. Automatic Initial Grant of Options on October 9, 1998. Each non-employee Director of the Company who is a Director of the Company on October 9, 1998 shall automatically be granted an option to purchase 15,000 shares of Common Stock.

  b. Automatic Grant of Options Upon Initial Election to the Board Subsequent to October 9, 1998. Each non-employee Director of the Company who is initially elected to the Company's Board of Directors after October 9, 1998 shall, upon his or her initial election to the Board of Directors by the Company's Stockholders, automatically be granted an option to purchase 15,000 shares of Common Stock. No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

  c. Automatic Annual Grant of Options. Commencing after the closing of the initial public offering of the Company's Common Stock, each non-employee Director of the Company who is thereafter reelected to the

Board of Directors or who continues in office as a Director of the Company following a meeting of the Stockholders of the Company at which any Directors are elected or reelected (a "Stockholder Meeting") shall, upon each reelection or his or her continuation in office as described above, automatically be granted an option to purchase 2,000 shares of Common Stock.

  d. Additional Automatic Initial Grant of Options on October 9, 1998. Each non-employee Director of the Company who is a Director of the Company on October 9, 1998 shall automatically be granted an option to purchase 2,000 shares of Common Stock.

  e. Limitations on Grants. No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board. No options will be granted hereunder to any Director who is prohibited by his or her affiliates or employers, or for any other reason, from receiving stock options from the Company.

  f. Date of Grant. The "Date of Grant" for options granted under Sections 8(b) or 8(c) of the Plan due to elections or reelections to the Board of Directors shall be the date of the respective Director's election or reelection or the date of the Stockholder Meeting for Directors continuing in office. The "Date of Grant" for the options granted pursuant to Section 8(a) or 8(d) of the Plan is October 9, 1998.

  g. Option Price. The option price for each option granted under this Plan shall be the current fair market value of a share of Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company's Common Stock is then quoted on the National Association of Securities Dealers Automated Quotations National Market ("Nasdaq") or traded on any other exchange, then the current fair market value of a share of Common Stock of the Company shall be the closing price for the Company's Common Stock as reported by Nasdaq, or the principal exchange on which the Company's Common Stock is then traded, on the last trading day prior to the Date of Grant.

  h. Term of Option. The term of each option granted under the Plan shall be ten years from the Date of Grant.

  i. Period of Exercise. Options granted under Section 8(a) or 8(b) of the Plan shall become exercisable as to 25% of the shares subject to the option in four cumulative installments occuring on the six-month, two-year, three-year and four-year anniversaries of the Date of Grant, respectively, if and only if the option holder is a member of the Board at the opening of business on that anniversary date. Options granted under Section 8(c) or 8(d) of the Plan shall become exercisable in full on the first anniversary of the Date of Grant if and only if the option holder is a member of the Board at the opening of business on that anniversary date. Directors holding exercisable options under the Plan who cease to serve as members of the Board of the Company for any reason other than death may, for a period of seven months following the date of cessation of service, exercise the rights they had under such options at the time they ceased being a Director. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Director at the time of his death. The rights of the option holder may be exercised by the holder's guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder's estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

  j. Method of Exercise and Payment. Each exercise of an option hereunder may be effected only by giving written notice, in the manner provided in Section 12 hereof, of intent to exercise the option, specifying the number of shares as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Such payment shall be made in cash, by certified or bank check payable to the order of the Company, credit to the Company's account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company, or if the option so provides, (i) in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the total option price for the number of shares of Common Stock for which payment is then being made, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total option price for the number of shares of Common Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check. Shares of Common Stock surrendered in payment of all or part of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board. For purposes hereof, the "Fair Market Value" of the Common Stock shall be the current fair market value of a share of Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company's Common Stock is then quoted on Nasdaq or traded on any other exchange, then the Fair Market Value shall be the closing price for the Company's Common Stock as reported by Nasdaq, or the principal exchange on which the Company's Common Stock is then traded, for the business day immediately preceding the option exercise date.

  Receipt by the Company of such notice and payment shall, for purposes of this Plan, constitute exercise of the option or a part thereof. Within twenty (20) days thereafter, the Company shall deliver or cause to be delivered to the optionee a certificate or certificates for the number of shares of Common Stock then being purchased by the optionee. Such shares shall be fully paid and non-assessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the optionee (i) to register or qualify, under the Securities Act, any similar federal statute then in force or any state law regulating the sale of securities, any shares of Common Stock covered by an option with respect to which notice of intent to exercise shall have been delivered to the Company or (ii) to take any other action in connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

  To the extent determined necessary by counsel to the Company to comply with any applicable law, the Company may require an individual exercising an option to represent that his purchase of shares of Common Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution, and that he will not sell or otherwise dispose of any such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.

  k. Non-transferability. Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended.

9.  Limitation of Rights.
    --------------------

  No Right to Continue as a Director. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

  No Stockholders' Rights for Options. Directors shall have no rights as Stockholders with respect to the shares covered by their options until the date they exercise such options and pay the option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option is exercised and paid for.

10. Stockholder Approval.
    --------------------

  The Plan is subject to approval by the Stockholders of the Company by the affirmative vote of the holders of a majority of the shares of voting capital stock present or represented and entitled to vote at a meeting of the Company's Stockholders. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

11. Amendment or Termination.
    ------------------------

  The Board may amend or terminate this Plan at any time subject to any stockholder approval that the Board deems necessary.

12. Notices.
    -------

  Any communication or notice required or permitted to be given under this Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Chief Financial Officer at V.I. Technologies, Inc., 155 Duryea Road, Melville, New York 11747 and, if to an optionee, to such address as the optionee shall last have furnished to the Company.

13. Governing Law.
    -------------

  The Plan shall be governed by and construed in accordance with the laws of Delaware.

                                   EXHIBIT A
                                   ---------


1998 DSO - _______                                              _________ Shares

V.I. TECHNOLOGIES, INC.
1998 Director Stock Option Plan
Non-statutory Stock Option Agreement
_______________ __, 199_

     V.I. Technologies, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $.01 par value per share of the Company (the "Option") under and subject to the Company's 1998 Director Stock Option Plan (the "Plan") exercisable only on the following terms and conditions and those set forth on the reverse side of this
Agreement:

Name of Optionee:
Address:

Social Security No.
Option Price:
Date of Grant:

Exercisability Schedule:

     [As to 25% of the shares subject to the option in four cumulative installments occuring on the six-month, two-year, three-year and four-year anniversaries of the Date of Grant, respectively, provided that this Optionee is a member of the Board of Directors of the Company (the "Board") at the opening of business on the respective anniversary date and provided that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof.]

or

     [At any time on or after the first anniversary of the date hereof, as to 2,000 shares,]
provided that this Optionee is a member of the Board of Directors of the Company (the "Board") at the opening of business on the date described above and provided that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof.]

     By signing this Stock Option Agreement and returning on signed copy of to the Company, the Optionee accepts the Option described herein on the terms and conditions set forth herein or in the plan.

V.I. TECHNOLOGIES, INC.          Accepted and agreed to:


By:  ____________________        ______________________
Title:                                  Optionee

V.I. TECHNOLOGIES, INC.
1998 Director Stock Option Plan Terms and Conditions

  1. This Option may be exercised from time to time in accordance with the exercisability Schedule for up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares; provided, however, that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof. Written notice of exercise shall be delivered to the Company specifying the number of shares with respect to which the Option is being exercised. Not later than twenty days after the date of the delivery of such notice the Company will deliver to the Optionee a certificate for the number of shares with respect to which the Option is being exercised against payment therefor in cash or by check, credit to the Company's account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company or, to the extent the option agreement permits, by shares of the Company's Common Stock, valued at their fair market value as of the date of exercise as determined as provided in the Plan, or in any combination of cash, check and shares of Common Stock. Shares of Common Stock surrendered in payment of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board.

  2. The Optionee shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionee shall not be deemed to have any rights to continued service as Director by virtue of the grant of this Option.

  3. In the event of stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares of securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Board (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.

  4. In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, this option, to the extent outstanding and unexercised, shall terminate; provided, however, that (i) in the event of the liquidation of dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option herefor, this option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to the Plan or this Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless this option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume this option, to the extent outstanding and unexercised, or issue a substitute option therefor.

  5. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended. This Option is exercisable during the Optionee's lifetime only by the Optionee, provided that this Option may be exercised by the Optionholder's guardian or legal representative in the case of disability and by the beneficiary designated by the Optionholder in writing delivered to the Company, or, if none has been designated, by the Optionholder's estate or his or her transferee on death in accordance with this Section, in the case of death.

  6. If the Optionee ceases to serve as a member of the Board for any reason other than death, the Optionee may, for a period of seven months following such cessation of service, exercise the rights which the Optionee had hereunder at the time the Optionee ceased being a Director. Upon the death of the Optionee, those entitled to do so shall have the right, at any time within twelve months after the date of death (subject to the prior expiration of the Option exercise period), to exercise in whole or in part any rights which were available to the Optionee at the time of the Optionee's death. This Option shall terminate after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 6, no rights under this Option may be exercised after the expiration of ten years from the date hereof.

  7. It shall be a condition to the Optionee's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company's Common Stock may then be listed, (b) that either (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

  8. Any exercise of this Option is conditioned upon the payment, if the Company so requests, by the Optionee or such other person who may be entitled to exercise this Option in accordance with the terms hereof, of all state and federal taxes imposed upon the exercise of this Option and the issue to the Optionee of the shares covered hereby.

  9.  This Option shall not be treated as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended.

  10. This Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company.

                                                            Appendix C


V.I. TECHNOLOGIES, INC.

1998 EQUITY INCENTIVE PLAN

as proposed for shareholder approval at May 21, 1999 Annual Meeting


Section 1.  Purpose
            -------

          The purpose of the V.I. Technologies, Inc. 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees and directors and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock.

Section 2.  Definitions
            -----------

          "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

          "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock, Stock Unit or Other Stock-Based Award awarded under the Plan.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor to such Code.

          "Committee" means a committee comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If the Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a "Non-Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision, as applicable to the Company at the time ("Rule 16b-3"), or an "outside director" or the equivalent within the meaning of
Section 162(m) of the Code, respectively. In the event no such Committee is appointed, then "Committee" means the Board.

          "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

          "Company" means V.I. Technologies, Inc.

          "Covered Employee" means a person whose income is subject to Section 162(m) of the Code.

          "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

          "Effective Date" means January 25, 1996.

          "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

          "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision.

          "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is not intended to be an Incentive Stock Option.

          "Option" means an Incentive Stock Option or a Nonstatutory Stock
Option.

          "Other Stock-Based Award" means an Award, other than an Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit, having a Common Stock element and awarded to a Participant under Section 11.

          "Participant" means a person selected by the Committee to receive an Award under the Plan.

          "Performance Cycle" or "Cycle" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

          "Performance Shares" mean shares of Common Stock, which may be earned by the achievement of performance goals, awarded to a Participant under Section 8.

          "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

          "Restricted Period" means the period of time during which an Award may be forfeited to the Company pursuant to the terms and conditions of such Award.

          "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

          "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

          "Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

Section 3.  Administration
            --------------

          The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions delegated to the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

Section 4.  Eligibility
            -----------

          All employees and, in the case of Awards other than Incentive Stock Options, Directors and consultants of the Company or any Affiliate, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive such Options under the Code.

Section 5.  Stock Available for Awards
            --------------------------

          (a) Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 2,400,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited, the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (b) In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee (subject, in the case of Incentive Stock Options, to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

Section 6.  Stock Options
            -------------

          (a) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal and state securities laws, as it considers necessary or advisable. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code or any successor provision and any regulations thereunder, and no Incentive Stock Option may be granted hereunder more than ten years after the Effective Date.

          (b) The Committee shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options. Nonstatutory Stock Options may be granted at such prices as the Committee may determine.

          (c) Until the completion of an initial public offering of the Common Stock, each optionholder shall execute a Stock Purchase and Right of Repurchase Agreement, substantially in the form of Exhibit 1 hereto, prior to the purchase
                                        ---------
of any Stock pursuant to the exercise of Options. Each Option shall be exercisable at such times and subject to such additional terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

          (e) The Committee may provide that, subject to such conditions as it considers appropriate, upon the delivery or retention of shares to the Company in payment of an Option, the Participant automatically be awarded an Option for up to the number of shares so delivered.

Section 7.  Stock Appreciation Rights
            -------------------------

          (a) Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

          (b) The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. SARs granted in tandem with Options shall have an exercise price not less than the exercise price of the related Option. SARs granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of grant, provided that such a SAR granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of the Fair Market Value on the date of employment.

          (c) An SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

Section 8.  Performance Shares
            ------------------

          (a) Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

          (b) The committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

          (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares that have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9.  Restricted Stock
            ----------------

          (a) Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

          (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee's discretion, Awards in the form of Restricted Stock may be made transferable to a limited liability company controlled solely by the Participant. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

Section 10.  Stock Units
             -----------

          (a) Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

          (b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 11.  Other Stock-Based Awards
             ------------------------

          (a) Subject to the provisions of the Plan, the Committee may make other awards of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock, including without limitation convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options. Other Stock-Based Awards may be granted either alone or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

          (b) The Committee may establish performance goals, which may be based on performance goals related to book value, subsidiary performance or such other criteria as the Committee may determine, Restricted Periods, Performance Cycles, conversion prices, maturities and security, if any, for any Other Stock-Based Award. Other Stock-Based Awards may be sold to Participants at the face value thereof or any discount therefrom or awarded for no consideration or such minimum consideration as may be required by applicable law.

Section 12.  General Provisions Applicable to Awards
             ---------------------------------------

          (a) Limitations on Grants of Options and SARs. Subject to adjustment under Section 5(b), the number of shares subject to Options and SARs granted to any one individual during any fiscal year may not exceed 223,613 shares.

          (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution or, if then permitted by Rule 16b-3, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative.

          (c) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

          (d) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

          (e) Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

          (f) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and
(ii) cash payments in lieu of or in addition to an Award.

          (g) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

          (h) Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable,
(iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

          (i) Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that such Loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

          (j) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

          (k) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

          (l) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the



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Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 13.  Miscellaneous
             -------------

          (a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

          (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

          (c) Effective Date. The 1996 Equity Incentive Plan became effective on January 25, 1996. Subject to the approval of the Stockholders of the Company, this 1998 Equity Incentive Plan, which amends and restates the 1996 Equity Incentive Plan, will become effective on February 18, 1998. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

          (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any stockholder approval that the Board determines to be necessary or advisable.

          (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

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